                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                 ------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  May 11, 1998 (May 11, 1998)
                                                  ----------------------------


                         SPARTA PHARMACEUTICALS, INC.
-------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


       Delaware                        0-23076                  56-1755527
-------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission              (IRS Employer
   of Incorporation)                  File Number)           Identification No.)


111 Rock Rd.                       Horsham, PA                       19044
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code  (215) 442-1700
                                                  -----------------------------

Item 1.           Changes in Control of Registrant.

                  Not applicable.

Item 2.           Acquisition or Disposition of Assets.

                  Not applicable.

Item 3.           Bankruptcy or Receivership.

                  Not applicable.

Item 4.           Changes in Registrant's Certifying Accountant.

                  Not applicable.

Item 5.           Other Events

                  On May 11, 1998, Sparta issued a press release filed as
                  Exhibit 99.27 announcing that the Registrant's stockholders have approved a one-for-five reverse split in the Registrant's Common Stock. Other changes in the Company's securities are discussed.

Item 6.           Resignations of Registrant's Directors.

                  Not applicable.

Item 7.           Financial Statements and Exhibits.

        (a)       Financial Statements of Sparta Pharmaceuticals, Inc.

                  Not applicable.

        (b)       Pro Forma Financial Information

                  Not applicable

        (c)       Exhibits
                  --------
                   99.27          -- Press Release, dated as of May 11, 1998,
                                     announcing that the Registrant's
                                     stockholders have approved a one-for-five reverse split in the Registrant's Common Stock. Other changes in the Company's securities are discussed.

Item 8.           Change in Fiscal Year

                  Not applicable.

Item 9.           Sales of Equity Securities Pursuant to Regulation S.

                  Not applicable.

Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.




                                       Sparta Pharmaceuticals, Inc.


  May 11, 1998                         By: /s/ Jerry B.  Hook
----------------                           ---------------------------------
     Date                                  Jerry B.  Hook, Ph.D. President,
                                           Chief Executive Officer & Director
                                           (principal executive officer)

                                 EXHIBIT INDEX

Exhibit
Number                    Description                                    Page
------                    -----------                                    ----

99.27   -- Press Release, dated as of May 11, 1998, announcing that        6
           the Registrant's stockholders have approved a one-for-five reverse split in the Registrant's Common
           Stock. Other changes in the Company's securities are discussed.